ManpowerGroup Fourth Quarter Results January 30, 2024 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation contains statements, including statements regarding economic and geopolitical uncertainty, financial outlook, including any residual costs resulting from the wind-down of the Proservia business in Germany, labor demand, including demand for green skills and the impact of AI on the labor market, the outlook for our business in the regions in which we operate as well as key countries within those regions, the Company’s strategic initiatives and technology investments, including transformation programs, and the positioning of future growth for our brands that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company’s expected future results. The Company’s actual results may differ materially from those described or contemplated in the forward-looking statements due to numerous factors. These factors include those found in the Company’s reports filed with the SEC, including the information under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2022, which information is incorporated herein by reference. The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com.

Excludes the net impact of restructuring costs of $90.0M ($86.8M net of tax), non-cash goodwill impairment charge of $55.1M ($54.7M net of tax), a software impairment charge of $2.2M, a pension settlement charge of $7.0M ($5.8M net of tax) and a non-cash currency translation charge of $6.7M related to hyper-inflationary Argentina, while Q4 2022 excludes the net impact of restructuring costs of $3.6M ($2.7M net of tax), final integration costs from the U.S. Experis acquisition of $2.7M ($2.0M net of tax), and other special items consisting of a loss on sale of our Hungary business of $2.0M ($2.0M net of tax) of which $0.8M is recorded in operating profit and $1.2M is recorded below operating profit in interest and other expenses, a non-cash goodwill impairment charge of $50.0M ($49.0M net of tax) and the impact of a non-cash pension settlement charge of $3.2M ($2.7M net of tax) recorded in interest and other expenses below operating profit. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment. Reported operating profit was -$39M, and operating profit margin was -0.9%. On an adjusted basis, operating profit was $108M, and adjusted operating profit margin was 2.3%. As Reported As Adjusted Q4 Financial Highlights -4% -5% CC -4% -5% CC Revenue $4.6B -70 bps -70 bps Gross Margin 17.5% -85% -83% CC -30% -30% CC EBITA $24M ($116M as adjusted) -180 bps -100 bps EBITA Margin 0.5% (2.5% as adjusted) -283% -266% CC -30% -30% CC EPS -$1.73 (+$1.45 as adjusted) (2) (2) (1) Consolidated Financial Highlights ManpowerGroup 2023 Fourth Quarter Results

Excludes the net impact of restructuring costs of $149.2M ($137.9M net of tax), non-cash goodwill and software impairment charge of $55.1M ($54.7M net of tax), a software impairment charge of $2.2M, a pension settlement charge of $7.0M ($5.8M net of tax), the loss on sale of our Philippines business of $1.3M ($1.4M net of tax) and a non-cash currency translation charge of $13.2M related to hyper-inflationary Argentina, while 2022 adjusted figures exclude the impact of restructuring charges of $3.6M ($2.7M net of tax); loss on Russia disposition of $8M; the net impact of integration costs of $14.7M ($11.3M net of tax); and other special items consisting of a loss on sale of our Hungary business of $2.0M ($2.0M net of tax) of which $0.8M is recorded in operating profit and $1.2M is recorded below operating profit in interest and other expenses, a non-cash goodwill impairment charge of $50.0M ($49.0M net of tax) and the impact of a non-cash pension settlement charge of $3.2M ($2.7M net of tax) recorded in interest and other expenses below operating profit. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment. Reported operating profit was $256M, and operating profit margin was 1.4%. On an adjusted basis, operating profit was $462M, and adjusted operating profit margin was 2.4%. As Reported As Adjusted 2023 Financial Highlights -5% -4% CC -5% -4% CC Revenue $18.9B -20 bps -20 bps Gross Margin 17.8% -48% -46% CC -29% -27% CC EBITA $346M ($497M as adjusted) -130 bps -90 bps EBITA Margin 1.8% (2.6% as adjusted) -75% -73% CC -29% -28% CC EPS $1.76 ($6.04 as adjusted) (2) (2) (1) Consolidated Financial Highlights ManpowerGroup 2023 Fourth Quarter Results

EPS Bridge – Q4 vs. Guidance Midpoint ManpowerGroup 2023 Fourth Quarter Results (1) Detail of items included on slide 3. (1)

ManpowerGroup 2023 Fourth Quarter Results

Business Line Revenue Q4 2023[1]


5%
0%
-5%
-10%
-15%
-2%
-3%
-10%
-11%
-12%
-14%
MANPOWER
EXPERIS
TALENT SOLUTIONS
vs. 2022 reported %
vs. 2022 organic CC %

- **Manpower posted a modest organic CC revenue rate of decline stable from the Q3 trend.**
- **Experis revenues decreased in the quarter with the most pronounced impact from enterprise clients. Rate of decline increased slightly from the Q3 trend.**
- **Talent Solutions reported organic CC decline driven by RPO and MSP which was partially offset by growth in Right Management.**
- **Within Talent Solutions, both RPO and MSP experienced steady revenue trends from Q3, while Right Management revenues were stable from Q3 levels.**

(1) Business line classifications can vary by entity and are subject to change as service requirements change.

ManpowerGroup | Fourth Quarter 2023 Results January 2024 | 6

Consolidated Gross Margin Change ManpowerGroup 2023 Fourth Quarter Results

(1) Business line classifications can vary by entity and are subject to change as service requirements change. █ Manpower █ Experis █ Talent Solutions █ ManpowerGroup – Total Business Line Gross Profit – Q4 2023(1) ManpowerGroup 2023 Fourth Quarter Results

Q4 2023 includes restructuring costs of $90.0M which consists of $3.8M in the Americas, $3.4M in Southern Europe, and $82.8M in Northern Europe. Also included is $2.2M of software impairment in Germany. Goodwill impairment relates to our business in the Netherlands. (1) (15.2% CC) (18.3% CC) (15.8% CC) SG&A Expense Bridge – Q4 YoY (in millions of USD) ManpowerGroup 2023 Fourth Quarter Results (2)

As Reported As Adjusted Q4 Financial Highlights -9% -4% CC -9% -4% CC Revenue $1.1B -38% -31% CC -36% -29% CC OUP $36M ($40M as adjusted) -160 bps -160 bps OUP Margin 3.3% (3.7% as adjusted) Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Current period excludes the impact of restructuring costs of $3.8M. Prior year period excludes the impact of restructuring and integration costs of $4.2M. (1) Americas Segment (23% of Revenue) ManpowerGroup 2023 Fourth Quarter Results

Americas – Q4 Revenue Trend YoY ManpowerGroup 2023 Fourth Quarter Results Revenue Trend - CC Revenue Trend 30%

As Reported As Adjusted Q4 Financial Highlights 1% -4% CC 1% -4% CC Revenue $2.1B -14% -18% CC -11% -16% CC OUP $91M ($94M as adjusted) -70 bps -60 bps OUP Margin 4.3% (4.5% as adjusted) Southern Europe Segment (46% of Revenue) Current period excludes the impact of restructuring costs of $3.4M. Prior year period excludes restructuring costs and loss from sale of our Hungary business. (1) ManpowerGroup 2023 Fourth Quarter Results

Impact reflects business performance after adjusting for loss of revenues due to Hungary sale. Southern Europe – Q4 Revenue Trend YoY ManpowerGroup 2023 Fourth Quarter Results

As Reported As Adjusted Q4 Financial Highlights -6% -10% CC -6% -10% CC Revenue $914M NM NM -78% -81% CC OUP $-81M (+$4M as adjusted) NM -130 bps OUP Margin -8.9% (+0.4% as adjusted) Northern Europe Segment (19% of Revenue) Current period excludes the impact of restructuring costs of $82.8M and software impairment of $2.2M. Prior year period excludes restructuring costs. Variances are not meaningful. ManpowerGroup 2023 Fourth Quarter Results (1) (2) (2) (2)

Northern Europe – Q4 Revenue Trend YoY ManpowerGroup 2023 Fourth Quarter Results

As Reported Q4 Financial Highlights -5% -3% CC -1% OCC Revenue $552M -5% -2% CC 0% OCC OUP $22M 0 bps OUP Margin 3.9% APME Segment (12% of Revenue) Prior year period excludes restructuring costs. As adjusted to exclude these costs, OUP variance was -6% on a reported basis, -3% CC, and -1% OCC . OUP Margin change was -10 bps vs the prior year. ManpowerGroup 2023 Fourth Quarter Results (1)

APME – Q4 Revenue Trend YoY ManpowerGroup 2023 Fourth Quarter Results Impact reflects business performance after adjusting for loss of revenues due to Philippines sale.

Cash Flow Summary ManpowerGroup 2023 Fourth Quarter Results

Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt Net (Cash) Balance Sheet Highlights ManpowerGroup 2023 Fourth Quarter Results

Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €500M 1.809% Jun 2026 527 - Euro Notes - €400M 3.514% Jun 2027 419 - Revolving Credit Agreement 6.480% May 2027 - 600 Uncommitted lines and Other Various Various 16 334 Total Debt 962 934 (3) (1)(2) (4) (2) Debt and Credit Facilities – December 31, 2023 (in millions of USD) The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 1.92 to 1 and a fixed charge coverage ratio of 3.45 to 1 as of December 31, 2023. In the agreement, net debt is defined as total debt less cash in excess of $400M. As of December 31, 2023, there were $0.4M of standby letters of credit issued under the agreement. Under the $600M agreement, we have an option to increase the total availability under the facility by an additional $300M. Represents uncommitted lines of credit & overdraft facilities. The total amount of the facilities as of December 31, 2023 was $358.6M and subsidiary facilities accounted for $308.6M of the total. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. This rate is the effective interest rate for this note, net of a favorable impact of a forward rate lock. ManpowerGroup 2023 Fourth Quarter Results

EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment. Guidance excludes impact of run-off of Proservia Germany business. Estimate impact at -20 basis points in EBITA margin and -14 cents in EPS. First Quarter 2024 Outlook ManpowerGroup 2023 Fourth Quarter Results Revenue Total Down 5-9% (Down 4-8% CC) Americas Down 6-10% (Down 3%/Up 1% CC) Southern Europe Down 2-6% (Down 3-7% CC) Northern Europe Down 8-12% (Down 11-15% CC) APME Down 10-14% (Down 5-9% CC) (Down 4-8% OCC) Gross Profit Margin 17.2 – 17.4% EBITA(1) Margin 1.7 – 1.9% ex Proservia Germany(2) Operating Profit Margin 1.5 – 1.7% ex Proservia Germany(2) Tax Rate 31.0% (Full Year 2024 32.5%) EPS $0.88 – $0.98 ex Proservia Germany(2) (unfavorable $0.02 currency) Estimates are assuming FX rates of 1.092 for the Euro, 1.27 for the GBP and 0.0070 for JPY.

Working to Change the World Report Our third Working to Change the World Report launched November 30, aligned to COP28 Emphasizes our commitment to preparing millions of people for green jobs Shares our leadership in ethical AI governance   Reduced emissions by 32% vs. 2019 baseline Committed to taking a pragmatic, industry specific approach Partnered with our clients Cepsa and Volvo in Davos to highlight the new skills and jobs that will be created as companies seek to evolve to become greener and more sustainable.

During the fourth quarter, operating conditions remained challenging in North America and Europe while APME and Latin America experienced solid demand for our services. Gross profit margin of 17.5% reflects resilient staffing margin trends and stable permanent recruitment trends at lower levels. We are confident in our ability to navigate the current environment while remaining well positioned for profitable growth when demand improves. Industry leading progress in deploying our global cloud-based platform PowerSuite. Key Take Aways ManpowerGroup 2023 Fourth Quarter Results

Appendix

Industry Vertical Composition Based on Revenues – Q4 2023 ManpowerGroup 2023 Fourth Quarter Results